                                                             ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-76419 for Hartford Life and Annuity Insurance Company Separate Account Seven on Form N-4.




                                                         /s/ Arthur Andersen LLP
Hartford, Connecticut
June 19, 2000